UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wood Avenue, Unit #100 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On December 3, 2024, C. Russell Trenary III stepped down as the President and Chief Executive Officer of Outlook Therapeutics, Inc. (the “Company”) and as a member of the Company’s Board of Directors (the “Board”), effective immediately (the “Effective Date”). The Board has resolved to reduce its size to nine directors immediately upon Mr. Trenary’s resignation.

Mr. Trenary’s departure constitutes a termination of employment without “cause” for purposes of any employment, equity compensation or benefit agreement, plan or arrangement of the Company and its subsidiaries to which Mr. Trenary is a party or otherwise participates, including that certain executive employment agreement, dated as of July 6, 2021, by and between Mr. Trenary and the Company (the “Employment Agreement”). Accordingly, subject to Mr. Trenary’s execution and non-revocation of a separation agreement containing a release of claims against the Company, Mr. Trenary will receive severance benefits consistent with the Employment Agreement for a termination of employment without “cause.” A description of Mr. Trenary’s severance benefits is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 26, 2024, and is incorporated by reference herein.

Appointment of Interim Chief Executive Officer

On December 3, 2024, Lawrence A. Kenyon, 59, the Company’s Chief Financial Officer, was appointed Interim Chief Executive Officer of the Company, effective as of the Effective Date, to serve while the Board conducts a formal search process to identify and appoint a permanent Chief Executive Officer. Mr. Kenyon’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on February 8, 2024, and is incorporated by reference herein. There are no arrangements or understandings between Mr. Kenyon and any other persons pursuant to which he was appointed as Interim Chief Executive Officer. There are no family relationships between Mr. Kenyon and any of the Company’s other directors or executive officers, and Mr. Kenyon is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: December 4, 2024	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Interim Chief Executive Officer and Chief Financial Officer